Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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SOUTHERN HOSPITALITY DEVELOPMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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SOUTHERN HOSPITALITY DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

March 29, 2013

To Our Shareholders:

You are cordially invited to the Annual Meeting of Shareholders (the “Meeting”) of Southern Hospitality Development Corporation (the “Company”) to be held in the Fremont Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Tuesday, April 30, 2013 at 10:00 a.m. local time.

The formal Notice of the Meeting and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.

Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.

Sincerely, J.W. ROTH, CHAIRMAN

SOUTHERN HOSPITALITY DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2013

March 29, 2013

To the Shareholders of Southern Hospitality Development Corporation:

The Annual Meeting of Shareholders (the “Meeting”) of Southern Hospitality Development Corporation, a Colorado corporation (the “Company”) will be held in the Fremont Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Tuesday, April 30, 2013 at 10:00 a.m. local time, for the purpose of considering and voting upon proposals to:

1.	Elect three directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

2.	Ratify and approve the 2012 Stock Option Plan.

3.	Amend the Articles of Incorporation to change the name of the Company to Smokin Concepts Development Corporation.

4.	Amend Article V, Section 8 of our Articles of Incorporation regarding the vote required for shareholder actions.

5.	Amend the Articles of Incorporation to add a new section stating the purpose of the Company.

6.	Ratify and approve the appointment of GHP Horwath, P.C. as our independent registered public accounting firm.

7.	Approve, by non-binding vote, the compensation of the Company’s executive officers.

8.	Recommend, by non-binding vote, the frequency of executive compensation votes.

9.	Transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company’s Bylaws, the Board of Directors has fixed the close of business on March 28, 2013, as the record date for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.

EACH SHAREHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

BY ORDER OF THE BOARD OF DIRECTORS, J.W. Roth, Chairman

SOUTHERN HOSPITALITY DEVELOPMENT CORPORATION
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
APRIL 30, 2013

March 29, 2013

To Our Shareholders:

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of Southern Hospitality Development Corporation (the “Company”) of proxies to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held in the Fremont Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Tuesday, April 30, 2013, at 10:00 a.m. local time, and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  This Proxy Statement, the accompanying proxy card, the Company’s Form 10-K for the year ended December 31, 2012, and the Notice of Annual Meeting of Shareholders (collectively, the “Proxy Materials”) are first being mailed to shareholders beginning on or about March 29, 2013.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Company’s Board of Directors.  The costs of the solicitation will be borne by the Company.  Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of the Company, none of whom will receive any additional compensation for such solicitations.  The Company will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the proxy materials to beneficial owners of the shares.

Voting Rights and Votes Required

Holders of shares of Southern Hospitality Development Corporation common stock (the “Common Stock”) at the close of business on Thursday, March 28, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  As of the Record Date __________ shares of Company’s Common Stock were outstanding.

The presence, in person or by proxy, of holders of one-third of the shares then issued and outstanding and entitled to vote as of the Record Date constitute a quorum for the transaction of business at the Meeting.  Holders of Common Stock are entitled to one vote per share. The presence in person or by proxy of the holders of capital stock representing at least __________ shares entitled to be vote at the Meeting is required for a quorum.  In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count towards quorum requirements.

As to the election of directors under Proposal One, the proxy card being provided by the Board enables a shareholder to vote for the election of each of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed.  Directors are elected by a plurality of votes cast, without respect to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the other nominees being proposed is withheld.

The affirmative vote of a majority of the shares outstanding and entitled to be cast on the matter is required to approve Proposal Nos.  2, 3, 4, 5, 6, and 7.  As to these proposals, a shareholder may:  (i) vote “FOR” the proposal, (ii) vote “AGAINST” the proposal, or (iii) “ABSTAIN” with respect to the proposal.  Abstentions and broker non-votes will not be counted as votes with respect to Proposal Nos.  2, 3, 4, 5, 6, and 7 and will have the effect of a vote against each such proposal.  Shareholders are not entitled to cumulative voting on any issue being presented to the shareholders.

With respect to Proposal Eight (the frequency of the advisory vote on executive compensation), the frequency receiving the greatest number of votes will be considered the frequency recommended by shareholders.  Votes to abstain and broker non-votes will not have an effect on this proposal.

The proposed corporate actions on which the shareholders are being asked to vote are not corporate actions for which shareholders of a Colorado corporation have the right to dissent under the Colorado Business Corporation Act.

Shares of Common Stock represented by all properly executed proxies received at the Company’s transfer agent by Friday, April 26, 2013, will be voted as specified in the proxy.  Unless contrary instructions are indicated on the proxy, the shares of Common Stock represented by such proxy will be voted “FOR” the slate of directors described herein and “FOR” each of the proposals.

Management and the Board of Directors of the Company know of no other matters to be brought before the Meeting other than as described herein.  If any other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, the proxy holder named in the enclosed proxy intends to vote in his discretion on all matters on which the shares of Common Stock represented by such proxy are entitled to vote.

The giving of the enclosed proxy does not preclude the right to vote in person should the shareholder giving the proxy so desire.  A proxy may be revoked at any time prior to its exercise by (i) providing notice in writing to the Company’s corporate secretary that the proxy is revoked; (ii) presenting to the Company a later-dated proxy; or (iii) by attending the Meeting and voting in person.

This Proxy Statement, the Company’s 2012 Annual Report on Form 10-K, and the proxy card are available on line at:  www.shdenver.com.  However, shareholders may not cast their vote or proxy at www.shdenver.com.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

A.           Security Ownership of Directors and Management

The number of shares outstanding of the Company’s Common Stock at February 22, 2013, was 7,770,034.  The following table sets forth the beneficial ownership of the Company’s common stock as of February 22, 2013, by each director and each executive officer of the Company and by all directors and executive officers as a group. To the extent any of the named shareholders own derivative securities that are vested or otherwise exercisable into shares of our common stock these securities are included in the column regarding that shareholders’ common stock beneficial ownership (as required by Rule 13d-3(a)) and the material terms of such derivative securities are explained in the notes to the table.

Name and Address of Beneficial Owner	Position	Common Stock - Amount and Nature of Beneficial Ownership	Percent of Common Stock
Steve Cominsky 2 North Cascade Ave, Suite1400 Colorado Springs, CO 80903	Director and Chief Executive Officer	85,095 (1)	1.09%

Gary Tedder 2 North Cascade Ave, Suite1400 Colorado Springs, CO 80903	Director and President	860,362 (4)	10.79%

J.W. Roth 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	Director, Chairman	1,539,451 (2) (4)	19.32%

David Lavigne 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	Secretary, Treasurer	1,339,445 (3)	17.24%

All current directors and executive officers as a group (four persons)		3,824,353	46.43%

(1)	Represents 66,037 shares underlying vested options and 19,058 shares owned by his spouse.

(2)	Includes 330,184 shares owned by his spouse and 679,083 shares owned by AMHC Managed Services, an entity controlled by Mr. Roth and Mr. Lavigne.

(3)	Includes 679,083 shares owned by AMHC Managed Services, an entity controlled by Mr. Lavigne and Mr. Roth.

(4)
Includes Mr. Roth and Tedder for their personal guarantees in the form of a warrant for 200,000 shares per director exercisable for ten years at $1.00 per share with the warrant vested immediately with a cashless exercise feature.

B.           Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s voting stock as of February 22, 2013, by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding voting stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Common Stock

Gary Tedder 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	860,362		10.79%

J.W. Roth 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	1,539,451	(2)	19.32%

David Lavigne 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	1,339,445	(3)	17.24%

AMHC Managed Services, Inc. 2 North Cascade Ave, Suite 1400 Colorado Springs, CO 80903	679,083		8.5%

(1)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934
(2)	Includes 330,184 shares owned by his spouse and 679,083 shares owned by AMHC Managed Services, an entity controlled by Mr. Roth and Mr. Lavigne.
(3)	Includes 679,083 shares owned by AMHC Managed Services, an entity controlled by Mr. Lavigne and Mr. Roth.

Changes in Control

There are no arrangements known to the Company which may result in a change in control of the Company.

MANAGEMENT

The table below sets forth the names, titles, and ages of the members of the Company’s Board of Directors and its executive officers.   Executive officers of the Company are appointed by the Board of Directors and serve for a term of one year and until their successors have been elected and qualified or until their earlier resignation or removal by the Board of Directors. There are no family relationships among any of the directors and executive officers of the Company.  There was no agreement or understanding between the Company and any director or executive officer pursuant to which he was selected as an officer or director.

Name	Position	Age	Year Appointed as Officer or Director
Steve Cominsky	Chief Executive Officer and Director	43	2012
JW Roth	Chairman of the Board and Director	49	2011
Gary Tedder	President and Director	60	2011
David Lavigne	Secretary and Treasurer	50	2011

Steve Cominsky, is the Chief Executive Officer and a Director of the Company.  Mr. Cominsky has served as CEO and a Director of Southern Hospitality Franchisee Holding Corp. since October 1, 2012, and COO of its subsidiaries since July 2012.  Mr. Cominsky is an established leader in people, sales, profit and process leadership in the hospitality industry. Mr. Cominsky has worked in the Brewery Group Division of Craftworks Restaurants and Breweries Inc. since 1996.  He has served as the Regional Manager, overseeing six general managers and numerous other employees.  Mr. Cominsky has won numerous awards for his leadership with Craftworks.

J.W. Roth currently serves as the Company’s Chairman of the Board.  Mr. Roth is also Co-Chairman and CEO of Accredited Members Acquisition Corporation and is a founding member of Accredited Members, Inc.  Mr. Roth has been actively involved in all phases of the Company’s development.  Mr. Roth served as a director of Disaboom, Inc. (OTC-Pink Sheets DSBO.PK) from its inception through May 2009.  Since 1997 Mr. Roth has served as the as the President of JW Roth & Company, Inc., a consulting company.  Prior to founding JW Roth & Company, Mr. Roth worked in the financial sales industry for American National Insurance Company and the Prudential Insurance Company.  Additionally, Mr. Roth has worked for, and been associated with, the business development of several companies such as Fear Creek Ranches, IMI Global, Inc., CattleNetwork, Inc., Front Porch Direct, and AspenBio Pharma, Inc.

Gary Tedder is the President, and Director of the Company.  Mr. Tedder worked from September 2009 to November 2011 at Accredited Members, Inc., and served as the Senior Vice President of that entity from January 2010.  Since November 2011 he has devoted substantially all of his business time to Southern Hospitality Franchisee Holding Corp.  For more than ten years prior to joining Accredited Members, Inc., Mr. Tedder was self-employed as a business consultant. Mr. Tedder has over 35 years of experience as an entrepreneur and business development director for various companies, from real estate to entertainment.  Additionally, he has been instrumental in making strategic introductions throughout the nonprofit world and business community, through creatively deploying contact capital from his extensive network.

David Lavigne is the Company’s Secretary/Treasurer. He is currently an officer and director of Accredited Members, Inc and is Co-Chairman of Accredited Members Acquisition Corporation. Mr. Lavigne was the founder of EdgeWater Research Partners LLC, the predecessor of Accredited Members, Inc.  EdgeWater Research was started in 2002 and was a subscription based service providing micro-cap and small-cap research to institutions, brokers and individual investors.  Mr. Lavigne formerly served as a director of Hangover Joe’s Holding Corp. f/k/a Accredited Members Holding Corp., which had securities registered pursuant to Section 12 of the Exchange Act. Mr. Lavigne has spent approximately 25 years in the financial and investment industry - primarily employed by small regional sell-side broker-dealers involved in the provisioning of both investment banking and research services with respect to micro cap and small cap issuers.  Mr. Lavigne’s experience includes creating research and analysis for retail and institutional clients, as well as research that augments the due diligence process of the corporate finance departments of his respective employers.  His generalist research has encompassed several dozen public companies.  Mr. Lavigne graduated from the University of Idaho in 1984 with a Bachelors of Science degree in F4inance.

Legal Proceedings

During the past ten years, none of the persons serving as executive officers and/or directors of the Company has been the subject matter of any of the following legal proceedings that are required to be disclosed pursuant to Item 401(f) of Regulation S-K including:  (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (b) any criminal convictions; (c) any order, judgment, or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (d) any finding by a court, the SEC or the CFTC to have violated a federal or state securities or commodities law, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud; or (e) any sanction or order of any self-regulatory organization or registered entity or equivalent exchange, association or entity.  Further, no such legal proceedings are believed to be contemplated by governmental authorities against any director or executive officer.

Board of Directors – Composition, Qualifications and Attributes

The Company’s Board of Directors seeks to ensure that it is composed of members whose particular experience, qualifications, attributes, and skills, when taken together, will allow the Board of Directors to satisfy its oversight obligations effectively.  Currently, the Company does not have a separate nominating committee as, to date, it does not believe that the Company as an early stage company with limited personnel, required such a committee.  However, as the Company grows, the Board may consider establishing a separate nominating committee.  As such, currently the Board of Directors as a whole is in charge of identifying and appointing appropriate persons to add to the Board of Directors when necessary.

In identifying Board candidates it is the Board’s goal to identify persons whom it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

Board Leadership Structure and Role in Oversight

    The Company’s Board of Directors is currently comprised of three persons, J.W. Roth, Gary Tedder and Steve Cominsky.  Mr. Roth serves as the Chairman of the Board and has been actively involved in the Company’s, and its wholly owned subsidiary Southern Hospitality Franchisee Holding Corporation’s (“SHFHC”), development and operations since SHFHC’s inception.

The Board of Directors is responsible for risk oversight of the Company. Risks facing the Company include competitive, economic, operational, financial, accounting, liquidity, tax, regulatory, safety, employment, political and other risks that are attendant to early stage companies. Risks are reported to the Board of Directors through the Company’s (and its subsidiaries’) executive officers, who are responsible for the identification, assessment and management of the Company’s risks. However, the current members of the Board of Directors are actively involved in various aspects of the Company’s operations and thus are also charged with identifying risks.   The Board of Directors regularly discusses the risks identified and reported by the Company’s executive officers and reviews with management strategies and actions to mitigate the risks and the status and effectiveness of such strategies and actions.

Meetings of the Board and Committees

The Board of Directors met once during the Company’s fiscal year ended December 31, 2012. The Board of Directors took action by written consent four times following the merger on November 13, 2012 between Southern Hospitality Franchisee Holding Corporation and ADI Acquisition Corp (the “Merger Transaction”). The Company’s Board of Directors maintained regular communications throughout the year between all of the officers and directors. The Company does not have a policy regarding board members’ attendance at annual meetings of shareholders. As discussed in more detail below, the Company does not have standing audit, nominating or compensation committees.

 Committees of the Company’s Board of Directors; Code of Ethics

    The Company does not have a separately designated audit committee.  Instead, the entire Board as a whole acts as the Company’s audit committee.  Consequently the Company does not currently have a designated audit committee financial expert.

    The Company has not adopted a code of ethics because the board does not believe that, given the small size of the Company, its limited personnel, and the limited number of transactions the Company has engaged in, a code of ethics is warranted.

No Nominating Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors

    The Company does not have a separately designated nominating committee.  The Company does not have such a committee because we currently believe that, given our small size, the fact that none of the members of our Board are currently considered “independent”, and because no Company securities are traded on a stock exchange, that such a committee is not currently necessary.  Unless and until the Company establishes a separate nominating committee, when a board vacancy occurs, the remaining board members will participate in deliberations concerning director nominees.  In the future the Company may determine that it is appropriate to designate a separate nominating committee of the board of directors comprised solely of independent directors.

    To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the board of directors.   In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Company and its Board of Directors and the qualifications of the candidate.  With respect to potential new Board members the Board will require and/or review information such as the following:

▪	The name and address of the proposed candidate;

▪	The proposed candidates’ resume or a listing of his or her qualifications to be a director of the Company;

▪	A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;

▪	A confirmation of such person's willingness to serve as a director if selected by the Board of Directors; and

▪	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

Independence of the Board of Directors

    Our Board of Directors currently consists of Messrs. Cominsky, Roth, and Tedder.  None of the directors are considered “independent” as that term defined by Section 803A of the NYSE Amex Company Guide inasmuch as each of the directors has had material relationships with the Company.  The Board considers all relevant facts and circumstances in its determination of independence of all members of the Board.

Shareholder Communication with the Board of Directors

    The Company values the views of its shareholders (current and future shareholders, employees and others). Any shareholder desiring to communicate directly with any officer or director of the Company may address correspondence to that person at our offices in Colorado Springs, Colorado. Our office staff will forward such communications to the addressee.

Transactions with Related Persons

    The Company’s Board of Directors as a whole is charged with reviewing and approving all related party transactions. There have not been any transactions, or proposed transactions, to which the Company was or is to be a party, in which any Company director, officer, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest, except those outlined below.  The following disclosure is with respect to material transactions between the Company and related parties and with respect to material transactions.

1.  Effective September 1, 2011, the Company entered into a management agreement (the “Management Agreement”) with AMHC Managed Services, Inc. (“AMMS”), a subsidiary of Accredited Members Acquisition Corporation (“AMAC”). The Company’s Chairman of the Board of Directors and officers of the Company are also officers/board members of AMAC. The significant terms of the Management Agreement provide for monthly payments to AMMS in exchange for the ability of the Company to fully utilize the management expertise, financial and accounting expertise, support staff and location of AMMS, including the expertise of the position of AMMS’ Chief Financial Officer and necessary support for compliance under the securities laws with respect to any private or public reports or registration statements the Company may file. The Management Agreement term is 12 months, and requires the Company to pay AMMS a monthly fee equal to $35,000 per month. Additionally, under the Management Agreement, the Company granted AMMS a warrant to purchase 330,184 shares of Company’s common stock exercisable at $0.0005 per share, exercisable for a three-year term. The value of the warrant was determined to be approximately $49,700. The amount was recorded as a prepaid asset and is being amortized over the one-year term of the Management Agreement as services are performed, of which approximately $16,600 was expensed in 2011. AMMS exercised the warrant in full in July 2012. The Management Agreement was renewed in October 2012 for an additional one-year period with terms similar to those of the 2011 Management Agreement. In connection with the renewed Management Agreement, the Company issued an additional warrant in October 2012 to AMMS to purchase 330,184 shares of the Company’s common stock at $0.0005 per share for a one-year term.

2.  The Company also pays rent and rent-related expenses to AMAC on a month-to-month basis for office space at the AMAC corporate headquarters in Colorado Springs, Colorado. This arrangement began in October 2011 and is expected to continue as the Management Agreement continues. Base rental payments are approximately $3,500 per month.

3.  On November 3, 2011, AMAC subscribed to a convertible note offering for $25,000 with the Company.  The promissory note carried a 5% interest rate, and was unsecured.  In addition, AMAC received 25,000 shares of the Company.  AMAC converted the note and accrued interest as of December 31, 2012, and received 18,715 common shares of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company’s directors and officers and any persons who own more than ten percent of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”).  All directors, officers and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports files.  Based solely on our review of the copies of Forms 3, 4 and any amendments thereto furnished to us during the fiscal year completed December 31, 2012, and subsequently, the Form 3s for each of Gary Tedder, David Lavigne, Steve Cominsky, and J.W. Roth were not filed timely for one transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets out the compensation received for the fiscal years December 31, 2012 and 2011 in respect to each of the individuals who served as the Company’s chief executive officer at any time during the last fiscal year, as well as the Company’s most highly compensated executive officers:

				Option		All Other
Name and	Fiscal	Salary	Bonus	Awards		Compensation		Total
Principal Position	Year	($)	($)	($)		($)		($)
Gary Tedder,
President and Director (1)	2012	$125,000	$1,000	$13,420	(6)	$12,248		$151,668
	2011	$28,986	$1,000	$-		$3,062	(1)	$33,048

Steve Cominsky,
Chief Executive Officer and Director (2)	2012	$93,481	$1,000	$32,621	(5)	$5,820		$132,922
	2011	$-	$-	$-		$-		$-

JW Roth,
Chairman of the Board (3)	2012	$-	$-	$13,420	(6)	$420,250	(7)	$433,670
	2011	$-	$-	$-		$140,250	(7)	$140,250

David Lavigne,
Secretary and Treasurer (7)	2012	$-	$-	$-		$-		$-
	2011	$-	$-	$-		$-		$-

Gerard Lewis,
Former Chairman of the Board (4)	2012	$-	$-	$-		$39,000		$39,000
	2011	$-	$-	$-		$3,250		$3,250

Rebecca Gregarek,
Former President and Director	2012	$-	$-	$-	$-	$-
	2011	$-	$-	$-	$-	$-

Kathy Sheehan,
Former Secretary-Treasurer, Chief Financial Officer and Director	2012	$-	$-	$-	$-	$-
	2011	$-	$-	$-	$-	$-

(1)	Mr. Tedder is a founder of the Company and has served as the Company's President and a Director since October 2011 through the present.

(2)
Mr. Cominsky served as the Chief Operating Officer from June 15, 2012, through September 30, 2012.  On October 1, 2012, he became the Company's Chief Executive Officer and also began serving as a Director.

(3)	Mr. Roth is a founder of the Company and began serving as the Company's Chairman on August 15, 2012. He has been a Director of the Company since its inception in August 2011.

(4)	Mr. Lewis served as the Chairman of the Board from December 15, 2011, through August 15, 2012.

(5)
Upon his appointment as the Company's Chief Executive Officer, Mr. Cominsky was granted an option to acquire 660,368 shares of Company common stock at $0.0150677 per share with 66,035 shares vesting immediately and the remaining shares vesting upon certain criteria.

(6)
On December 14, 2012, the Company entered into an indemnification agreement with JW Roth and Gary Tedder, both directors of the Company, for their personal risk regarding personal guarantees in favor of Southern Hospitality Franchising & Licensing, LLC (the “Franchisor”), which are the subject of an Area Development Agreement between the Franchisor and Southern Hospitality Franchisee Holding Corporation, a wholly owned subsidiary of the Company. In addition to the indemnification agreements, the Company compensated Messrs. Roth and Tedder for their personal guarantees in the form of a warrant for 200,000 shares per director exercisable for ten years at $1.00 per share with the warrant vested immediately with a cashless exercise feature.

(7)
Mr. Roth and Mr. Lavigne are founders and control persons of AMHC Managed Services, Inc. (“AMMS”) who serves as the Company's Chief Financial Officer from September 2011 through the present.  The fees paid by the Company to AMMS are shown under Mr. Roth in regards to AMMS for disclosure purposes.  Under these agreements for managed services, the Company paid $140,000 in cash in 2011 and granted AMMS a warrant to exercise 330,184 shares for $250.  In 2012, the Company paid $420,000 in cash and granted AMMS a warrant to exercise 330,184 shares at an exercise price of $250.

Compensation Discussion and Analysis

The Board of Directors acting in lieu of a compensation committee, is charged with reviewing and approving the terms and structure of the compensation of the Company’s executive officers.  To date, the Company has not retained an independent compensation to assist the Company review and analyze the structure and terms of the Company’s executive officers.  Moreover, throughout much of the Company’s fiscal year, the same persons serving on the Board also served as Company executive officers.

The Company considers various factors when evaluating and determining the compensation terms and structure of its executive officers, including the following:

1.	The executive’s leadership and operational performance and potential to enhance long-term value to the Company’s shareholders;

2.	The Company’s financial resources, results of operations, and financial projections;

3.	Performance compared to the financial, operational and strategic goals established for the Company;

4.	The nature, scope and level of the executive’s responsibilities;

5.	Competitive market compensation paid by other companies for similar positions, experience and performance levels; and

6.	The executive’s current salary, the appropriate balance between incentives for long-term and short-term performance.

Company management is responsible for reviewing the base salary, annual bonus and long-term compensation levels for other Company employees, and the Company expects this practice to continue going forward.  The entire Board of Directors remains responsible for significant changes to, or adoption, of new employee benefit plans.  The Company believes that as relatively new company its compensation structure is fair to its executive officers as it is intended to balance the Company’s need to minimize its overhead costs yet reward its executives for individual performance and company performance.

To date the Company has not entered into any employment agreements with any of the persons who serve (or served) as the Company’s executive officers.  Currently there are no contractual commitments in place that provide for severance payments to our executive officers or similar benefits upon a change of control transaction.

The Company believes that the compensation environment for qualified professionals in the industry in which we operate is competitive.  In order to compete in this environment, the compensation of our executive officers is primarily comprised of the following components:

▪	Base salary;

▪	Stock option awards and/or equity based compensation;

▪	Discretionary cash bonuses;

▪	Commissions for sales of Company products and services; and

▪	Other employment benefits.

Base Salary. Base salary, paid in cash, is the first element of compensation to our officers. In determining base salaries for our key executive officers, the Company aims to set base salaries at a level we believe enables us to hire and retain individuals in a competitive environment and to reward individual performance and contribution to our overall business goals. The Board of Directors believes that base salary should be relatively stable over time, providing the executive a dependable, minimum level of compensation, which is approximately equivalent to compensation that may be paid by competitors for persons of similar abilities.   The Board of Directors believes that base salaries for our executive officers are appropriate for persons serving as executive officers of public companies similar in size and complexity similar to the Company.

During the Company’s 2012 and 2011 fiscal years it paid its executive officers the following base salaries:

▪	Gary Tedder was paid a base salary of $125,000 in 2011 and 2012.

▪	Steve Cominsky was paid a base salary of $150,000 starting June 15, 2012 which was raised to $210,000 effective October 1, 2012.

Stock Option Plan Benefits.  The Company believes that equity based compensation helps align management and executives’ interests with the interests of our shareholders. Our equity incentives are also intended to reward the attainment of long-term corporate objectives by our executives. We also believe that grants of equity-based compensation are necessary to enable us to be competitive from a total remuneration standpoint.   At the present time, we have one equity incentive plan for our management and employees, the 2012 Stock Option Plan.

We have no set formula for granting awards to our executives or employees. In determining whether to grant awards and the amount of any awards, we take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package.  The Company has granted certain of its executive officers stock options.

Discretionary Annual Bonus. Discretionary cash bonuses are another prong of our compensation plan.  The Board of Directors believes that it is appropriate that executive officers and other employees have the potential to receive a portion of their annual cash compensation as a cash bonus to encourage performance to achieve key corporate objectives and to be competitive from a total remuneration standpoint.

We have no set bonus formula for determining or awarding discretionary cash bonuses to our other executives or employees. In determining whether to award bonuses and the amount of any bonuses, we have taken and expect to continue to take into consideration discretionary factors such as the individual’s current and expected future performance, level of responsibilities, retention considerations, and the total compensation package, as well as the Company’s overall performance including cash flow and other operational factors.

During fiscal 2012, we paid discretionary cash bonuses to certain of the Company’s executive officers (being Messrs. Tedder and Cominsky).  In general, the bonuses paid to these executive officers were determined by the Board.

Other Compensation/Benefits. Another element of the overall compensation is through providing our executive officers are various employment benefits, such as the payment of a monthly allowance for health care insurance and other benefits costs.

Option Grants to Our Named Executive Officers.

In accordance with the Company’s 2012 Stock Option Plan, the Company has granted certain of its executive officers stock options during the Company’s 2012 fiscal year.

The following table sets forth the outstanding equity awards for each named executive officer at December 31, 2012.  There were no equity awards granted to executive officers during 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Number of Securities
Underlying Unexercised
	Options (#)		Option	Option
			Exercise	Expiration
Name and Principal Position	Exercisable	Un-exercisable	Price ($)	Date

Steve Cominsky, CEO	66,035	594,333	$0.015	09/30/2017

Compensation of Directors

To date, the Company has not provided any of the persons serving as on its directors any separate or additional consideration for serving on the Board.  Therefore, each of the persons who served on the Company’s Board of Directors during fiscal 2011 also served as executive officers, all compensation they received was provided in their capacity as executive officers.

INDEPENDENT PUBLIC ACCOUNTANTS

On November 14, 2012, the Company’s Board of Directors voted to dismiss its independent registered public accounting firm, MaloneBailey, LLP, of Houston, Texas, effective November 14, 2012, and to replace them with GHP Horwath, P.C., of Denver, Colorado. MaloneBailey, LLP has rendered an independent auditor’s report on the Company’s financial statements as of December 31, 2011 and 2010, and for the years then ended. During the years ended December 31, 2011 and 2010 and through November 14, 2012, there were no disagreements between the Company and Malone Bailey, LLP. with respect to its accounting principles or practices, financial statement disclosure or audit scope or procedure, which, if not resolved to the satisfaction of MaloneBailey, LLP would have caused them to make reference to the subject matter of the disagreement in connection with their report. Further, the reports of MaloneBailey, LLP for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph describing substantial doubt about our ability to continue as a going concern. No representatives from the Company’s new public accounting firm, GHP Horwath, P.C. are expected to attend the shareholders’ meeting.

The Board of Directors has nominated GHP Horwath, P.C. as the Company’s independent public accountant and is seeking ratification by the Company’s shareholders.

Fees

Audit Fees.

Our independent registered public accounting firm, GHP Horwath, P.C., (“GHP Horwath”) billed us aggregate fees in the amount of approximately $25,000 for the fiscal year ended December 31, 2012 and $29,000 for the audit of fiscal year ended December 31, 2011.  These amounts were billed for professional services that GHP Horwath provided for the audit of our annual financial statements.

MaloneBailey, LLP served as Art Dimensions, Inc. independent registered public accounting firm for the period of January 1 through November 14, 2012 and for the period ended December 31, 2011. MaloneBailey billed us aggregate fees in the amount of approximately $8,750 for the period January 1 through November 14, 2012, and approximately $13,750 for the audit of fiscal year ended December 31, 2011.

Audit-Related Fees.

None.

Tax Fees.

GHP Horwath or MaloneBailey did not bill us for any tax fees for the fiscal years ended December 31, 2012 and 2011.

All Other Fees.

GHP Horwath or Malone Bailey did not bill us for any other fees for the fiscal years ended December 31, 2012 and 2011.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board of Directors is nominating three persons to be elected to the Company’s Board of Directors:  J.W. Roth, Gary Tedder, and Steve Cominsky.  If elected each director will serve for a one year term and until his or her successor is elected and qualified.

Nominees for Election of Directors

The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for director named below.  If, at the time of the meeting, any of these nominees shall become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their sole discretion.  If elected, Messrs. Roth, Tedder, and Cominsky will each hold office for a term of one year, and until their successors are duly elected or appointed or until their earlier death, resignation or removal.

Vote Required and Recommendation

To be elected each director must receive a plurality of the votes cast at the Meeting.  The Board of Directors recommends a vote “FOR” the election of Messrs. Roth, Tedder, and Cominsky.  Unless otherwise specified, the enclosed proxy will be voted “FOR” the election of the Board of Directors’ slate of nominees.  Neither Management nor the Board of Directors of the Company is aware of any reason which would cause any nominee to be unavailable to serve as a Director.  Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a substitute nominee proposed by the Board of Directors if any nominee becomes unavailable for election.  At this time, the Board knows of no reason why any nominee might be unavailable to serve.

PROPOSAL TWO
APPROVAL OF THE 2012 STOCK OPTION PLAN

On November 14, 2012, the Company’s Board of Directors of the Company adopted the 2012 Stock Option Plan (the "Plan").

Currently 1,500,000 shares of Company common stock are reserved for issuance under the Plan.  Stock options to purchase 660,368 shares of the Company’s common stock are outstanding under the plan.

The Plan includes:  (i) options intended to qualify as “incentive stock options” (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) non-incentive stock options which are not intended to qualify as Incentive Options (“Non-Incentive Options”); and (iii) shares issuable as stock bonuses (“Stock Bonuses”).

The Plan is intended to provide incentives to officers, directors, employees and other persons, including consultants, who contribute to the success of the Company by offering them the opportunity to acquire an ownership interest in the Company. The Board of Directors believes that this also helps align the interests of the Company's management and employees with the interests of shareholders. The terms of the Plan concerning the Incentive Options and Non-Incentive Options are substantially the same except that only employees of the Company are eligible to receive Incentive Options; employees and other persons are eligible to receive Non-Incentive Options. The number of shares reserved for issuance under the Plan is a maximum aggregate so that the number of Incentive Options and/or Non-Incentive Options that may be granted reduces the number of Stock Bonuses which may be granted, and vice versa.

The following table sets forth summary information as to unexercised options granted under the Plan as of March 28, 2013.

Name and Position	Number of Options

Steve Cominsky, Chief Executive Officer	660,368

Current Executives as a Group	660,368

Non-Executive Director Group	0

Non-Executive Officer Employee Group	0

Administration of the Plan

The Plan is administered by the Board of Directors, or a committee appointed by the Board of Directors (the “Plan Committee”).  Currently, the Board of Directors is the Plan Committee.  In addition to determining who will be granted Options or Bonuses the Plan Committee has the authority and discretion to determine when Options and Stock Bonuses will be granted and the number of Options and Stock Bonuses to be granted. The Plan Committee also may determine a vesting and/or forfeiture schedule for Stock Bonuses and/or Options granted, the time or times when each Option becomes exercisable, the duration of the exercise period for Options and the form or forms of the agreements, certificates or other instruments evidencing grants made under the Plan. The Plan Committee may determine the purchase price of the shares of Common Stock covered by each Option and determine the Fair Market Value per share. The Plan Committee also may impose additional conditions or restrictions not inconsistent with the provisions of the Plan. The Plan Committee may adopt, amend and rescind such rules and regulations as in its opinion may be advisable for the administration of the Plan.

The Plan Committee also has the power to interpret the Plan and the provisions in the instruments evidencing grants made under it, and is empowered to make all other determinations deemed necessary or advisable for the administration of it.

Eligibility

Participants in the Plan may be selected by the Plan Committee from employees, officers and directors of, and consultants to, the Plan Company and its subsidiary and affiliated companies, if any. The Plan Committee may take into account the duties of persons selected, their present and potential contributions to the success of the Company and such other considerations as the Plan Committee deems relevant to the purposes of the Plan.

The grant of Options or Stock Bonuses under the Plan does not confer any rights with respect to continuation of employment, and does not interfere with the right of the recipient or the Company to terminate the recipient's employment, although a specific grant of Options or Stock Bonus may provide that termination of employment or cessation of service as an employee, officer, director, or consultant may result in forfeiture or cancellation of all or a portion of the Stock Bonus, the underlying restricted stock, or Options.

Adjustment

                In the event a change, such as a stock split, is made in the Company's capitalization which results in an exchange or other adjustment of each share of Common Stock for or into a greater or lesser number of shares, appropriate adjustments will be made to unvested Stock Bonus (if applicable), and in the exercise price and in the number of shares subject to each outstanding Option. The Plan Committee also may make provisions for adjusting the number of Stock Bonuses or underlying outstanding Options in the event the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of the Company's outstanding Common Stock. Options and Stock Bonuses may provide that in the event of the dissolution or liquidation of the Company, a corporate separation or division or the merger or consolidation of the Company, the holder may exercise the Option on such terms as it may have been exercised immediately prior to such dissolution, corporate separation or division or merger or consolidation; or in the alternative, the Plan Committee may take no action and provide that each Option granted under the Plan shall terminate as of a date fixed by the Plan Committee.

Income Tax Consequences of the Plan

The Incentive Options issuable under the Plan are structured to qualify for favorable tax treatment to recipients provided by Section 422 of the Code.   Pursuant to Section 422 of the Code, Optionees will not be subject to federal income tax at the time of the grant or at the time of exercise of an Incentive Option. In addition, provided that the stock underlying the Option is not sold within two years after the grant of the Option and is not sold within one year after the exercise of the Option, then the difference between the exercise price and the sales price will be treated as long-term capital gain or loss. An Optionee also may be subject to the alternative minimum tax upon exercise of his Options. The Company will not be entitled to receive any income tax deductions with respect to the granting or exercise of Incentive Options or the sale of the Common Stock underlying the Options. The exercise price of Incentive Options granted cannot be less than the fair market value of the underlying Common Stock on the date the Options were granted. In addition, the aggregate fair market value (determined as of the date an Option is granted) of the Common Stock underlying the Options granted to a single employee which become exercisable in any single calendar year may not exceed the maximum permitted by the Internal Revenue Code for Incentive Options. This amount currently is $100,000. No Incentive Option may be granted to an employee who, at the time the Option would be granted, owns more than ten percent of the outstanding stock of the Company unless the exercise price of the Options granted to the employee is at least 110 percent of the fair market value of the stock subject to the Option and the Option is not exercisable more than five years from the date of grant.

Non-Incentive Options will not qualify for the special tax benefits given to Incentive Options under Section 422 of the Code. An Optionee does not recognize any taxable income at the time he or she is granted a Non-Incentive Option. However, upon exercise of the Option, the Optionee recognizes ordinary income for federal income tax purposes measured by the excess, if any, of the then fair market value of the shares over the exercise price. The ordinary income recognized by the Optionee will be treated as wages and will be subject to income tax withholding by the Company. Upon an Optionee's sale of shares acquired pursuant to the exercise of a Non-Incentive Option, any difference between the sale price and the fair market value of the shares on the date when the Option was exercised will be treated as long-term or short-term capital gain or loss. Upon an Optionee's exercise of a Non-Incentive Option, the Company will be entitled to a tax deduction in the amount recognized as ordinary income to the Optionee provided that the Company effects withholding with the respect to the deemed compensation.

With respect to Stock Bonuses, generally, a grantee will recognize as ordinary income the fair market value of the bonus as of the date of receipt.  If the grantee is an employee, then the grant is compensation and will be subject to income tax withholding by us (if an employee) or self-employment tax (if a non-employee).

Other Provisions

        The exercise price of any option granted under the Plan must be no less than 100% of the “fair market value” of our Common Stock on the date of grant. Any incentive stock option granted under the Plan to a person owning more than 10% of the total combined voting power of the Common Stock shall be at a price of no less than 110% of the fair market value per share on the date of grant.

        The exercise price of an option may be paid in cash, in shares of our Common Stock or other property having a fair market value equal to the exercise price of the option, or in a combination of cash, shares and property. The Plan Committee shall determine whether or not property other than cash or Common Stock may be used to purchase the shares underlying an option and shall determine the value of the property received.

        Anti-Takeover Effects.   The issuance of additional shares of Common Stock upon the exercise of the options may also potentially have an anti-takeover effect by making it more difficult to obtain shareholder approval of various actions, such as a merger or removal of management. The Plan has not been proposed for an anti-takeover related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

        Dilutive Effects.    The authorization and subsequent issuance of additional shares of Common Stock upon the exercise of the Options and Stock Bonuses granted under the Plan may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of common stock.  The actual effect on the holders of common stock cannot be ascertained until the shares of common stock are issued in the future.  However, such effects might include dilution of the voting power and reduction of amounts available on liquidation.

Vote Required and Recommendation of Board

Proposal Two requires the affirmative vote of a majority of the shares outstanding and entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL THREE
AN AMENDMENT TO OUR ARTICLES OF INCORPORATION
TO CHANGE OUR NAME

The Board of Directors believes that the name of the Company should be aligned with its business.  Therefore the Board of Directors has adopted a resolution to amend the Company’s name in the Articles of Incorporation to “Smokin Concepts Development Corporation” or such other name selected by the Board to accurately reflect the business of the Company.  The resolution is subject to shareholder approval.

If the shareholders approve the proposed amendment, in addition to changing the Company’s legal name under Colorado law, the Company will notify the Financial Industry Regulatory Authority (“FINRA”) of the name change and, if necessary, work with FINRA to obtain a new trading symbol for its common stock.

Vote Required and Recommendation of Board

Proposal Three requires the affirmative vote of a majority of the shares outstanding and entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FOUR
AN AMENDMENT TO ARTICLE V, SECTION 8 OF OUR
ARTICLES OF INCORPORATION REGARDING
THE VOTE REQUIRED FOR ACTIONS BY SHAREHOLDERS

The first sentence in Article V, Section 8 of our Articles of Incorporation currently provides:

Action of the Shareholders.  To the fullest extent now or hereafter permitted by the Colorado Business Corporation Act, the vote or consent of a majority of the issued and outstanding shares of the Corporation entitled to vote on such matter shall be sufficient to approve any matter requiring shareholder action, including, but not limited to, the right from time to time, to amend, alter or repeal, or add any provisions to, the Corporation’s Articles of Incorporation.

At the Meeting our shareholders will be asked to consider and approve an amendment to the first sentence of Article V, Section 8 of the Articles of Incorporation so that with respect to Actions by Shareholders our Articles of Incorporation shall read (the bolded language is included for demonstrative purposes):

Action of the Shareholders.  If a quorum is present, the affirmative vote of a majority of the votes cast on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of Incorporation.

On most matters the Colorado Business Corporation Act (the “Act”) sets shareholder approval thresholds with reference to the number of votes cast or entitled to be cast.  On the other hand Article V, Section 8 of our Articles of Incorporation currently ties voter approval thresholds to the number of shares issued and outstanding.

Unless the Act requires a greater vote, the proposed amendment would have the effect of reducing the threshold for the Company’s shareholders to approve most actions.  Examples of actions that may be approved by the reduced threshold include amending the Company’s Articles of Incorporation, approving the Company’s registered public accounting firm, approving option or other compensatory plans and approving (by non-binding vote) the compensation of the Company’s executive officers.  Even if the proposed amendment is approved, certain actions will still be subject to a higher number of affirmative votes for approval.  Examples of actions that will continue to require a higher threshold of affirmative votes include approving a plan of conversion, merger, or share exchange, and approving the sale of all or substantially all of the Company’s assets.  These actions are subject to the Act’s requirement that such actions require a vote or consent of a majority of all of the votes entitled to be cast on the action.

       As a public company with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, calling and holding a meeting of shareholders is an expensive and timely process for the Company.  Further, public companies often have large and diverse shareholder bases that may be difficult to locate.  Thus, the directors believe that it is in the Company’s best interest to amend the Company’s Articles of Incorporation so that where permitted by law proposals submitted to shareholders may be approved by a majority of the votes cast at a meeting as opposed to a majority of the outstanding shares or a majority of the votes entitled to be cast.

 Vote Required and Recommendation of Board

Proposal Four requires the affirmative vote of a majority of the shares outstanding and entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL FIVE
AN AMENDMENT TO ADD A NEW ARTICLE TO THE ARTICLES OF INCORPORATION FOR THE CORPORATE PURPOSES

The Board of Directors desires to clarify the purposes of the Company and that certain actions do not constitute a taking of a corporate opportunity. At the Meeting our shareholders will be asked to consider and approve an amendment to add a new Article VI to the Articles of Incorporation regarding the purpose of the Company, to read as follows:

ARTICLE VI
Purposes

         The purposes of the Corporation (through its subsidiaries) are:

1.	To develop, own and operate, as a franchisee, Southern Hospitality restaurants pursuant to franchise agreements (the “Franchise Documents”) entered into with the franchisor of such concept; and
2.	To provide restaurant management services to other businesses.

For the purposes of the Corporation’s directors’ duties of loyalty, the investment and involvement by any directors and officers in any other business shall be considered outside the scope of the purposes of the Corporation, and not a corporate opportunity. Thus, directors and officers of the Corporation will not be deemed to have usurped a corporate opportunity by personally investing or being involved in other businesses, even if involved in the restaurant industry, so long as such activities are outside the scope of the Franchise Documents.  Similarly, the provision of management services to a restaurant by any officer or director shall not be deemed to be a usurpation of a corporate opportunity so long as the officer or director has a personal investment in such restaurant.

The Board of Directors believes that it is important to clarify the purposes of the Company due to each officer and director of the Company having extensive involvement in other business ventures, particularly in the restaurant industry.  The Board of Directors has always guided and operated the business of the Company according to the stated purposes included in the amendment, but this guideline was never memorialized in writing for the benefit of public knowledge. Therefore, the Board believes it is in the best interests of the Company for it to publicly state its purposes, via an amendment to the articles of incorporation, so all shareholders are aware of the limited business purposes in which the Board of Directors intends to continue to have the Company engage.

Vote Required and Recommendation of Board

Proposal Five requires the affirmative vote of a majority of the shares outstanding and entitled to be cast at the Meeting.  The Board of Directors recommends that shareholders vote “FOR” this proposal.

PROPOSAL SIX
RATIFICATION AND APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On November 14, 2012, our Board of Directors unanimously appointed GHP Horwath, P.C. as our independent registered public accounting firm for the fiscal year ended December 31, 2012.  Further, the Board of Directors directed that we submit the selection of GHP for ratification and approval by our shareholders at the Meeting.  Although the Company is not required to submit the selection of independent registered public accountants for shareholder approval, if the shareholders do not ratify this selection, the Board of Directors may reconsider its selection of GHP. The Board considers GHP to be well qualified to serve as the independent auditors for the Company, however, even if the selection is ratified, the Board of Directors may direct the appointment of a different independent registered public accounting firm at any time during the current or subsequent fiscal year if the Board of Directors determines that the change would be in the Company’s best interests.

Vote Required and Recommendation

Proposal Six requires the affirmative vote of a majority of the shares outstanding and entitled to be cast at the Meeting.  The Board of Directors recommends a vote “FOR” Proposal Six.

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2012 Annual Report on Form 10-K for the year ended December 31, 2012.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one proxy statement and the other proxy materials are being delivered to shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders.  Upon the written or oral request of a shareholder, we will deliver promptly a separate copy of the proxy statement and annual report to a shareholder at a shared address to which a single copy was delivered.  Shareholders desiring to receive a separate copy in the future may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903.

Shareholders who share an address but are receiving multiple copies of the proxy statement and/or annual report may contact us through our Corporate Secretary, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, or by telephone: (719) 265-5821 to request that a single copy be delivered.

PROPOSAL SEVEN
ADVISORY (NON-BINDING)
VOTE ON EXECUTIVE OFFICER COMPENSATION

The Board recognizes that providing shareholders with an advisory vote on executive compensation may produce useful information on shareholder sentiment with regard to the Company’s executive compensation structure.  At the Meeting shareholders will have the opportunity to cast an advisory vote on the compensation of our named executive officers, as described primarily in the Executive Compensation Table and the Compensation Discussion and Analysis contained in this Proxy Statement.  This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to endorse or not endorse our fiscal 2012 executive compensation philosophy, programs, and policies and the compensation paid to the named executive officers.  Shareholders are being asked to consider and approve the following proposal:

Approval of the Company’s compensation program and policies with respect to its named executive officers and the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including compensation tables and narrative discussion set forth in this Proxy Statement.

This Say on Pay vote is advisory, and therefore not binding on the Company’s Board of Directors. Although the vote is non-binding, the Board will review the voting results, seek to determine the cause or causes of any significant negative voting, and take them into consideration when making future decisions regarding the structure and terms of the compensation of the Company’s executive officers.

We believe our executive compensation program implements our primary objectives of attracting and retaining qualified executive level personnel, providing the executives with reasonable terms that offer some level of security, and motivating executive level personnel with a balance between short-term incentives with longer term incentives aimed to help further align the interests of our executive officers with our shareholders.  Shareholders are encouraged to read the Compensation Discussion and Analysis section of this Proxy Statement for a more detailed discussion of the compensation structure.

The advisory (non-binding) vote on the Company’s executive compensation structure and program as described in this Proxy Statement (including under the heading “Executive Compensation”) is non-binding, meaning that our Board will not be obligated to take any compensation actions, or to adjust our executive compensation programs or policies, as a result of the vote.  Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of a majority of the shares outstanding.  Although the vote is non-binding, our Board will review the voting results.  The Board intends to consider the feedback obtained through this process in making future decisions about executive compensation programs.

The Board believes the Company’s executive compensation program is appropriately structured and effective in achieving the Company’s core compensation objectives.  Accordingly, although this vote is non-binding the Board of Directors recommends that shareholders vote “FOR” the proposal approving the compensation of the Company’s executive officers.

PROPOSAL EIGHT
ADVISORY (NON-BINDING) VOTE DETERMINING FREQUENCY
OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

In addition to the advisory approval of our executive compensation program, we are also seeking a non-binding determination from our shareholders as to the frequency with which shareholders will have an opportunity to provide an advisory vote with respect to the compensation of our executive officers.  Shareholders have the option of selecting a frequency of one, two or three years, or abstaining.  For the reasons described below, we recommend that our shareholders select a frequency of three years, or a triennial vote.

The structure and terms of our executive compensation program is designed to balance the Company’s financial resources while also supporting long-term value creation, and we believe a triennial vote will allow shareholders to better judge our executive compensation program in relation to our long-term performance.  As described in the Compensation Discussion and Analysis section included in this Proxy Statement, one of the key objectives of the structure of our executive compensation is to attempt to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation.

The Company believes that triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes.  We intend to review changes to our compensation arrangements in an effort to maintain the consistency and credibility of the program which is important in motivating and retaining our executive officers.  We therefore believe that a triennial vote is an appropriate frequency to provide management and our Board of Directors sufficient time to consider shareholders’ input and to implement any appropriate changes to our executive compensation program.

We intend to continue to consider input from our shareholders during the period between shareholder votes.  We seek and are open to input from our shareholders regarding Board and governance matters, as well as our executive compensation program, and have made attempts to ensure there are avenues for our shareholders to submit comments to the Company.

With respect to the frequency of the Say-on-Pay vote shareholders may vote for: One Year, Two Years, Three Years, or Abstain.  We request that our shareholders select “THREE YEARS” when voting on the frequency of advisory votes on executive compensation.  Although the advisory vote is non-binding, our Board will review the results of the vote and take them into account in making a determination concerning the frequency of advisory votes on executive compensation.

SHAREHOLDER PROPOSALS

Southern Hospitality Development Corporation expects to hold its next annual meeting of shareholders in April 2014.  Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to Southern Hospitality Development Corporation, 2 North Cascade Avenue, Suite 1400, Colorado Springs, CO 80903, and we must receive the proposals by November 29, 2013.  Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law.  It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested.  After November 29, 2013, any shareholder proposal submitted outside the process of Rule 14a-8 will be considered to be untimely.

BY ORDER OF THE BOARD OF DIRECTORS: Southern Hospitality Development Corporation J.W. Roth, Chairman

PROXY

Southern Hospitality Development Corporation
2 North Cascade Avenue, Suite 1400
Colorado Springs, CO 80903
(719) 265-5821

ANNUAL MEETING OF SHAREHOLDERS – APRIL 30, 2013

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Southern Hospitality Development Corporation hereby constitutes and appoints J.W. Roth or Steve Cominsky, or either of them, as attorney and proxy to appear, attend and vote all of the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Shareholders to be held in the Fremont Room of the Antlers Hilton Hotel, 4 South Cascade Avenue, Colorado Springs, CO 80903 on Tuesday, April 30, 2013 at 10:00 a.m. local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One: To amend our Articles of Incorporation to change the Company’s name to “Smokin Concepts Development Corporation.”

For /  /                         Against /  /                                Abstain /  /

Proposal Two:  To elect the following three persons as directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified:

J.W. Roth	For / /	Withhold Authority to vote / /
Gary Tedder	For / /	Withhold Authority to vote / /
Steve Cominsky	For / /	Withhold Authority to vote / /

Proposal Three:  Approval of the 2012 Stock Option Plan.

For /  /                         Against /  /                                Abstain /  /

Proposal Four:  Approval of an amendment to Article V, Section 8 of our Articles of Incorporation regarding shareholder actions.

For /  /                         Against /  /                                Abstain /  /

Proposal Five: Approval of an amendment to add a new Article VI to our Articles of Incorporation regarding corporate purposes.

For /  /                         Against /  /                                Abstain /  /

               Proposal Six:  Approval and ratification of the appointment of GHP Horwath, P.C. as our independent registered public accounting firm.
For /  /                         Against /  /                                Abstain /  /

Proposal Seven:  Approval of, by non-binding vote, the compensation of the Company’s named executive officers.

For /  /                         Against /  /                                Abstain /  /

Proposal Eight:  Recommendations of, by non-binding vote, the frequency of executive compensation votes.

One Year /  /                                Two Years /  /                                       Three Years /  /                                        Abstain /  /

In their discretion, the Proxy is authorized to vote upon such other business as lawfully may come before the Meeting.  The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ALL DIRECTOR NOMINEES AND FOR THE OTHER PROPOSALS LISTED ABOVE.  UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.

Date:  _______________________

Signature(s)

Address if different from that on envelope:
Street Address

City, State and Zip Code

Please check if you intend to be present at the meeting: